Exhibit 10.45

Second Amendment and Consent to Guaranty and Security Agreement

This Second Amendment and Consent to Guaranty and Security Agreement (the “Second Amendment”) is made as of this 28th day of October, 2004 by and among Foundation Financial Services, Inc., NationalCare® Marketing, Inc., Lifestyles Marketing Group, Inc., Precision Dialing Services, Inc., Senior Benefits LLC and Westbridge Printing Services, Inc. (“WPS”) each as a “Grantor” and Credit Suisse First Boston LLC (formerly known as Credit Suisse First Boston Management Corporation) as “Secured Party”.

WITNESSETH

WHEREAS, the Grantors and the Secured Party are parties to the Guaranty and Security Agreement dated as of April 17, 2001 (the “Guaranty Agreement”);

WHEREAS, Ascent Assurance, Inc. (the “Borrower”) and Secured Party are parties to that certain credit agreement dated as of April 17, 2001 (the “Credit Agreement”);

WHEREAS, the Borrower desires to sell 100% of the capital stock of WPS;

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Grantors and Secured Party hereby agree as follows:

Section 1. Amendments. Upon satisfaction of the conditions set forth in Section 2 of this Second Amendment, effective as of the date hereof, the Guaranty Agreement shall be amended as follows:

WPS is eliminated from the definition of Grantor in the first paragraph of the Guaranty Agreement and all of its obligations as a Grantor under the Guaranty Agreement are terminated.

Section 2. Conditions. The effectiveness of this Second Amendment is expressly conditioned upon receipt by Secured Party of one or more copies of this Second Amendment executed by the Grantors.

Section 3. Ratification. Except as modified above, all other terms and provisions of the Guaranty Agreement, and any other related agreements shall continue in full force and effect and are hereby ratified and confirmed by each of the Grantors and the Secured Party. This Second Amendment amends and shall be in addition to any previous amendments to the Guaranty Agreement executed by Secured Party.

Section 5. Binding Effect. This Second Amendment shall be binding upon each of the Grantors and its successors and assigns and inure to the benefit of Secured Party and its successors and assigns.

Section 6. Entire Agreement. This Second Amendment contains the entire agreement between the parties relating to the subject matter hereof and supercedes all oral statements and prior writings with respect thereto.

Section 7. Counterparts. This Second Amendment may be executed in multiple counterparts, all of which taken together shall constitute one instrument.

Section 8. Governing Law. THIS SECOND AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF THE LAWS PRINCIPLES THEREOF.

IN WITNESS THEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the day and year first above written.

GRANTORS:

FOUNDATION FINANCIAL SERVICES, INC.

By /Benjamin M. Cutler/
Name: Benjamin M. Cutler
Title: President

NATIONALCARE®MARKETING, INC.

By /Cynthia B. Koenig/
Name: Cynthia B. Koenig
Title: SVP & Treasurer

LIFESTYLES MARKETING GROUP, INC.

By /Benjamin M. Cutler/
Name: Benjamin M. Cutler
Title: President

PRECISION DIALING SERVICES, INC.

By /Cynthia B. Koenig/
Name: Cynthia B. Koenig
Title: SVP, Treasurer

SENIOR BENEFITS, LLC

By /Benjamin M. Cutler/
Name: Benjamin M. Cutler
Title: President and Chief Executive Officer

WESTBRIDGE PRINTING SERVICES, INC.

By /Cynthia B. Koenig/
Name: Cynthia B. Koenig
Title: Chief Financial Officer

SECURED PARTY:

CREDIT SUISSE FIRST BOSTON MANAGEMENT LLC

By /Alan Freudenstein/
Name: Alan Freudenstein
Title: President